SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 28, 2010 (November 16, 2009)

General Environmental Management, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State of Other Jurisdiction of Incorporation)

33-55254-38	87-0485313
(Commission File Number)	(IRS Employer Identification No.)

3191 Temple Avenue, Suite 250 Pomona, California      91768
 (Address of Principal Executive Offices)                 (Zip Code)

(909) 444-9500
(Registrant's Telephone Number, Including Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

This document contains a total of 28 pages.

Explanatory Note

This Current  Report on Form  8-K/A  amends  Item 9.01 of the  Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2009 (the "Form 8-K"),  regarding  required financial statements of the business acquired and pro forma financial statements required by Article 11 of Regulation S-X.

The Form 8-K is hereby amended to insert those items as set forth herein.

Item 1.01   Entry into a Material Definitive Agreement

On November 13, 2009, Registrant entered into a Stock Purchase Agreement  ("Agreement") with United States Environmental Response, LLC, a California limited liability company (“Seller”) pursuant to which the Registrant has purchased all of the issued and outstanding capital stock of California Living Waters, Incorporated ("CLW"), a privately held company.  CLW owns all of the issued and outstanding capital stock of Santa Clara Waste Water Company (SCWW") a California corporation. CLW's only operating subsidiary is SCWW.  SCWW had audited revenues of 7,615,880 for year ended December 31, 2008 and unaudited revenues of $5,291,866 for the first ten months of 2009.  The Agreement is subject to a rescission if Registrant does not pay certain indebtedness to its senior lender by close of business on March 12, 2010.

SCWW, located in Ventura County, California, is a waste water management company with that operates a 12.7 mile pipeline from its facility to the City of Oxnard' water reclamation center. In consideration for the sale, GEM issued six promissory notes (individually a "Note" and collectively, the "Notes") in the aggregate principal amount of $9,003,000, and warrants to purchase 425,000 shares of GEM's common stock. The Notes bear interest at 6.5 per cent per annum. Two of the Notes, totaling $3,778,000 are convertible into a total of 15% of GEM's common stock on a fully diluted basis. The Notes have the following payment provisions:

$2,000,000 Seller's Note-- Payment of the outstanding principal of the Seller's Note is due and payable in four (4) installments as follows: (A) Two Hundred Fifty Thousand Dollars ($250,000) before March 12, 2010, (B) Five Hundred Thousand Dollars ($500,000) and accrued interest on June 30 2010; (C) One Million Dollars ($1,000,000) and accrued interest on January 1, 2011 (D) the balance of all residual principal and accrued interest on March 31, 2011.

$1,700,000 Note One-- Payment of the outstanding principal of Note One is due and payable in 120 installments commencing on December 1, 2009 and continuing on the first day of each calendar month through February 1, 2019 .  Installments are payable in the following amounts (subject to the other terms of this Note): (A) the amount of principal and accrued interest payable in the first one hundred nineteen (119) Installments shall be equal Installments of principal and interest, calculated on the basis of a 30-year amortization of this Note and (B) the one hundred twentieth (120th) Installment shall be a final, “balloon” payment.

$1,100,000 Note Two-- Payment of the outstanding principal of this Note Two is be due and payable in sixty (60) installments commencing on December 1, 2009 and continuing on the first day of each calendar month through November 1, 2014. Installments are payable in the following amounts (subject to the other terms of this Note): (A) the amount of principal and accrued interest payable in the first fifty-nine (59) Installments shall be equal Installments of principal and interest, calculated on the basis of a 20-year amortization of this Note; and (B) the final, “balloon” payment on November 1, 2014

$424,000 Note Three-- Payment of the outstanding principal of this Note shall be due and payable in 120 installments commencing on December 1, 2009 and continuing on the first day of each calendar month through November 1, 2019.  Installments are payable in the following amounts (subject to the other terms of this Note): (A) the amount of principal and accrued interest payable in the first one hundred nineteen (119) Installments shall be equal Installments of principal and interest, calculated on the basis of a 30-year amortization of this Note and (B) the one hundred twentieth (120th) Installment shall be a final, “balloon”. Note Three is convertible at any time in full or in part (but if in part, then only in principal increments of $100,000 or an integral multiple thereof) into shares of common stock of Registrant at the conversion rate of Four Dollars ($4.00) per share, subject to adjustment.

$1,600,000 Note Four-- Payment of the outstanding principal of this Note is due and payable in 41 installments commencing on July 1, 2010 and continuing on the first day of each calendar month through November 1, 2013. Installments are payable in the following amounts (subject to the other terms of this Note): (A) the amount of principal and accrued interest payable in the first forty Installments shall be equal Installments of principal and interest, calculated on the basis of a 30-year amortization of this Note, provided that the first Installment shall also include all interest accrued during the first seven months from the date of this Note; Four and (B) the final, “balloon”, Installment shall be in the amount of all then-outstanding principal, interest and other amounts then outstanding. Note Four is convertible into 5% of the common stock of Registrant on a fully diluted basis until Registrant achieves a Capital Restructuring Goal. Capital Restructuring Goal means the concurrent fulfillment of each of the following events: (i) the Seller’s Note shall have been fully paid on the terms thereof as to all theretofore outstanding principal, interest, costs and expenses; (ii) Registrant shall have available, as properly reflected in Registrant’s books one million dollars ($1,000,000) in uncommitted working capital (not including any working capital lines of credit); and (iii) Registrant shall have invested into SCWW capital of at least one million dollars $1,000,000.

$2,178,000 Note Five-- Payment of the outstanding principal of this Note is due and payable in 41 installments commencing on July 1, 2010 and continuing on the first day of each calendar month through November 1, 2013. Installments are payable in the following amounts (subject to the other terms of this Note): (A) the amount of principal and accrued interest payable in the first forty Installments shall be equal Installments of principal and interest, calculated on the basis of a 30-year amortization of this Note, provided that the first Installment shall also include all interest accrued during the first seven months from the date of this Note; Four and (B) the final, “balloon”, Installment shall be in the amount of all then-outstanding principal, interest and other amounts then outstanding. Note Four is convertible into 10% of the common stock of Registrant on a fully diluted basis until Registrant achieves the Capital Restructuring Goal.

Item 2.01   Completion of Acquisition or Disposition of Assets

See Item 1.01

Item 9.01 Financial Statements and Exhibits.

Exhibit Number Descriptions

10.41    Financial Statements and Auditor’s Report for California Living Waters Inc. and Subsidiary for the Year Ended December 31, 2009 and for the ten months ended October 31, 2009 and 2008 (Unaudited)

10.42   Pro Forma unaudited Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet As of September 30, 2009 ( Historical) and as of October 31. 2009 (California Living Waters, Inc. and Subsidiary)

Unaudited Pro Forma Consolidated Statements of Operations For the nine months ended September 30, 2009 (Historical) and ten months ended October 31, 2009 (California Living Waters, Inc. and Subsidiary)

Unaudited Pro Forma Consolidated Statements of Operations For the year ended December 31, 2008

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Environmental Management, Inc

By: /s/ Timothy Koziol

Timothy Koziol, Chief Executive Officer
Date: January 28, 2010